EXHIBIT 99.2

                                  CERTIFICATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of American Insured Mortgage Investors - Series 85, L.P. (the "Issuer").

I, Cynthia O. Azzara, Senior Vice President, Chief Financial Officer and Treasurer, certify that to the best of my knowledge:

(i)  the Form 10-K fully  complies  with the  requirements  of section  13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


                                  AMERICAN INSURED MORTGAGE
                                  INVESTORS - SERIES 85, L.P.
                                  (Registrant)

                                  By: CRIIMI, Inc.
                                      General Partner



March 25, 2002                    /s/Cynthia O. Azzara
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Date                              Cynthia O. Azzara
                                  Senior Vice President, Chief Financial Officer
                                  and Treasurer